UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003



                                SENTO CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                          06425               87-0284979
-------------------------------         -------------        -------------------
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

              808 East Utah Valley Drive
                  American Fork, Utah                             84003
       ----------------------------------------                ----------
       (Address of principal executive offices)                (Zip Code)

                                 (801) 492-2000
               -------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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         The following is filed as an exhibit to this report:

                   SEC
   Exhibit      Reference
    Number        Number     Title of Document                       Location
-------------- ------------ -------------------------------------  -------------

     Item 99.                Other Exhibits
-------------- ------------ -------------------------------------  -------------
     99.01          99      Press Release dated April 24, 2003       This filing



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                        ITEM 9. REGULATION FD DISCLOSURE
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         On April 24, 2003, Sento Corporation issued a press release reporting its financial results for the fourth quarter and year ending March 31, 2003, a copy of which is attached as Exhibit 99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Forward Looking Statements

         Statements in this current report, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: variations in market and economic conditions; the Company's dependence on its limited number of key clients; reduction in services requested by the Company's clients resulting in lower revenues for the Company; the Company's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions that could cause actual results to differ from the Company's current expectations are contained in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB.

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  SENTO CORPORATION


Date: April 24, 2003                              By /s/ Patrick O'Neal
                                                     ---------------------------
                                                     Patrick O'Neal
                                                     Its Chief Executive Officer

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